UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Morgan Stanley Direct Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Notes Offering

On May 17, 2024, Morgan Stanley Direct Lending Fund (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture” and, together with the Base Indenture (as defined herein), the “Indenture”) related to the Company’s issuance of $350,000,000 in aggregate principal amount of its 6.150% notes due 2029 (the “Notes”), which supplements a base indenture, dated as of February 11, 2022 (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture”).

The Notes will mature on May 17, 2029 and may be redeemed in whole or in part at the Company’s option at any time prior to April 17, 2029 at par value plus a “make-whole” premium calculated in accordance with the terms under “optional redemption” in the Indenture and at par value on April 17, 2029 or thereafter. The Notes bear interest at a rate of 6.150% per year payable semi-annually on May 17 and November 17 of each year, commencing on November 17, 2024. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, filed as an exhibit hereto and incorporated by reference herein.

The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes Offering closed on May 17, 2024. The net proceeds to the Company were approximately $342.4 million, after deducting the initial purchaser discount and estimated offering expenses. The Company expects to use the net proceeds of the Notes Offering to repay indebtedness, make investments in portfolio companies in accordance with its investment objectives and for the general corporate purposes of the Company and its subsidiaries.

In connection with the Notes Offering, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the Notes, the Company receives a fixed interest rate of 6.150% per annum and pays a floating interest rate of SOFR + 2.37% per annum on $350,000,000 of the Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

Registration Rights Agreement

In connection with the Notes Offering, the Company entered into a Registration Rights Agreement, dated as of May 17, 2024 (the “Registration Rights Agreement”), with Truist Securities, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers of the Notes. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the Notes for new notes issued by the Company that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes, and to use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Company fails to satisfy its registration obligations by certain dates specified in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, filed as Exhibit 4.4 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K under the caption “Notes Offering” is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	Indenture, dated as of February 11, 2022, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)).

4.2	Second Supplemental Indenture, dated as of May 17, 2024, relating to the 6.150% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 6.150% Notes due 2029 (incorporated by reference to Exhibit 4.2 hereto).

4.4	Registration Rights Agreement, dated as of May 17, 2024, relating to the 6.150% Notes due 2029, by and among the Company and Truist Securities, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2024	MORGAN STANLEY DIRECT LENDING FUND

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Chief Operating Officer